EXHIBIT 10.45

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                  AND FIRST AMENDMENT TO SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT ("this Amendment") is made and entered into effective as of August 11, 1995 (the "Effective Date") by and among TRITON ENERGY CORPORATION, a Texas corporation ("Borrower"), and the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Lender" and collectively as "Lenders") and BANQUE PARIBAS HOUSTON AGENCY, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H:

     WHEREAS, Borrower and Banque Paribas Houston Agency ("Paribas"), with the Agent as Agent thereunder are parties to a Credit Agreement, dated as of March 28, 1995, which Credit Agreement was amended by First Amendment to Credit Agreement effective May 16, 1995, by and among Borrower, the Agent and Lenders.

        WHEREAS, Borrower has requested that it be permitted to replace United States Trust Company of New York as the custody agent for certain of its money market instruments, securities and cash and Lenders have agreed to amend the Credit Agreement to reflect such replacement;

     WHEREAS, Borrower and Lenders desire to conform the Security Agreement to the amendments to the Credit Agreement contained herein;

      NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and the Agent, each intending to be legally bound, hereby mutually agree as follows:

        1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2.     Amendments to the Credit Agreement.

          (a) For all purposes and whenever the same appears in the Credit Agreement the defined term "U.S. Trust Custodial Account" is hereby deleted and the defined terms "Bank of New York Custodial Account and NationsBank Custodial Account" are substituted therefor which substituted defined terms shall have the following respective meanings:

          "Bank of New York Custodial Account" means, collectively, the custody accounts maintained by Borrower with The Bank of New York Company, Inc. pursuant to the Bank of New York Short Term Money Management Account,
 current account no. 364982.

            "NationsBank Custodial Account" means, collectively, the custody accounts maintained by Borrower with NationsBank of Texas, N.A. pursuant to the NationsBank Custody Agreement, current account no.  30061000016246.

          (b) For all purposes and whenever the same appears in the Credit Agreement the defined term "U.S. Trust Custody Agreement" is hereby deleted and the defined terms "Bank of New York Custody Agreement and NationsBank Custody Agreement" are substituted therefor which substituted defined terms shall have the following respective meanings:

            "Bank of New York Custody Agreement" means the Custody Agreement dated December 2, 1994, between Borrower and The Bank of New York Company,
 Inc., as such agreement may be amended, supplemented or modified from time to time.

           "NationsBank Custody Agreement" means the Custody Agreement dated August 11, 1995, between Borrower and NationsBank of Texas, N.A., as such agreement may be amended, supplemented or modified from time to time.

          (c) For all purposes and whenever the same appears in the Credit Agreement the defined term "U.S. Trust Custodial Account Statement" is hereby deleted and the defined terms "Bank of New York Custodial Account Statement and NationsBank Custodial Account Statement" are substituted therefor which substituted defined terms shall have the following respective meanings:

            "Bank of New York Custodial Account Statement" means a statement to be delivered by or on behalf of Borrower on or before each of the third
  (3rd)  Business Day and the third (3rd) Business Day following the fifteenth
 (15th) calendar day of each month during the term hereof, which shall reflect the Market Value of the Marketable Securities on deposit in the Bank of New York Custodial Account and upon which the Agent will determine the current
 Borrowing Base.  Such statement to be delivered shall be prepared by Borrower from a summary statement attached thereto which was furnished to Borrower by The Bank of New York Company, Inc.

           "NationsBank Custodial Account Statement" means a statement to be delivered by or on behalf of Borrower on or before each of the third (3rd) Business Day and the third (3rd) Business Day following the fifteenth
(15th) calendar day of each month during the term hereof, which shall reflect the Market Value of the Marketable Securities on deposit in the NationsBank Custodial Account and upon which the Agent will determine the current Borrowing Base. Such statement to be delivered shall be prepared by Borrower from a summary statement attached thereto which was furnished to Borrower by NationsBank of Texas, N.A.

     3.     Amendments to the Security Agreement.

          (a) For all purposes and whenever the same appears in the Security Agreement, the defined term "U.S. Trust Custodial Account" is hereby deleted and the identical terms and respective meanings are substituted therefor as provided in paragraph 2(a) above.

          (b) As defined in Section 3(c) and utilized throughout the Security Agreement, the term "Depository" shall hereafter mean, collectively, The Bank of New York Company, Inc. and NationsBank of Texas, N.A. In all other portions of the Security Agreement, the name United States Trust Company of New York shall be replaced by the term "Depository".

             (c) Section 6(a)(i) of the Security Agreement shall hereafter provide in its entirety:

                   (i) to exercise exclusive dominion and control over the Bank of New York Custodial Account and the NationsBank Custodial Account and to exercise all of the Agent's rights as set forth in those certain Letter
 Agreements dated as of August 11, 1995, entered into by and among the
  Grantor, the Agent, The Bank of New York Company, Inc. and NationsBank of Texas, N.A., forms of which are attached hereto as Annex I (collectively, the
  "Letter Agreement"), including, without limitation, the Agent's right to provide written instructions to The Bank of New York Company, Inc. and
  NationsBank of Texas, N.A., respectively, with respect to the disposition of any and all monies, instruments and other property deposited or accumulated in the Bank of New York Custodial Account and the NationsBank Custodial
  Account, or that become withdrawable from a payable out of the Bank of New York Custodial Account and the NationsBank Custodial Account, including any balances that may remain to the credit of the Bank of New York Custodial Account and the NationsBank Custodial Account upon the closing thereof;

            (d) Annex I to the Security Agreement is hereby amended in its entirety by substituting therefor the two (2) Annex I's attached hereto.

     4.     Further Representations of Borrower.

           (a) The execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby:

               (i)     are within Borrower's corporate powers;

                 (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required;

               (iii) do not and will not (A) contravene Borrower's certificate of incorporation or bylaws or other comparable governing documents, (B) violate any other applicable Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of
 the Federal Reserve System), or any order or decree of any Governmental
  Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of the Material Subsidiaries, or (D) result in the creation or imposition of any
 Lien upon any of the property of any Loan Party or any of its Material Subsidiaries, other than those in favor of the Agent pursuant to the Collateral Securities; and

               (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental
  Authority or any other Person, other than those which have been or will be, prior to the Effective Date, obtained or made and copies of which in the case of those involving a Governmental Authority have been or will be delivered to the Agent, and each of which on the Effective Date will be in full force and effect.

          (b) This Amendment has been duly executed and delivered by Borrower. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

          (c) Borrower further represents and warrants that (i) all of the representations and warranties made by Borrower in Article IV of the Credit Agreement, and in each other Loan Document, are true and correct on and as of the date hereof, as though made on the date hereof; (ii) Borrower has complied with all terms and conditions set forth in the Credit Agreement, and in each other Loan Document, as of the date hereof; and (iii) there has not occurred, and currently there exists no, Default or Event of Default.

     5. Conditions. The obligations of Lenders and the Agent under this Amendment are subject to the condition precedent that (i) this Amendment shall have been duly executed by Borrower and delivered to Lenders, and each Lender and the Agent shall have executed a counterpart hereof and (ii) the Agent shall have received the Letter Agreements duly executed by The Bank of New York Company, Inc. and NationsBank of Texas, N.A.

       6. Ratification of Credit Agreement. All terms and provisions of the Credit Agreement and the Security Agreement not expressly amended hereby are hereby ratified and reaffirmed and shall remain in full force and effect without interruption, change, or impairment of any kind.

     7.     General.

              (a) Applicable Law. This Amendment has been delivered and accepted in, and shall be a contract made under and governed by the laws of the State of New York.

           (b) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower and Lenders and their respective successors and assigns.

              (c) Payment of Expenses. Borrower agrees to reimburse the Agent for out-of-pocket expenses and will pay fees of counsel on behalf of the Agent reasonably incurred in the review of this Amendment.

              (d) Headings. The Section and subsection headings of this Amendment are for convenience and shall not affect, limit or expand any term or provision hereof.

            (e) Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and each counterpart shall be deemed an original. No one counterpart need be signed by all parties hereto, but all such counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement and First Amendment to Security Agreement to be executed and delivered at Dallas, Texas, by their duly authorized officers, and to be deemed effective as of the Effective Date.

                                             TRITON ENERGY CORPORATION


                                              By:   /s/Richard D. Preston
                                                    Richard D. Preston
                                                    Treasurer

                                             BANQUE PARIBAS HOUSTON AGENCY,
                                             as the Agent and as a Lender


                                               By:   /s/Mark M. Green
                                                    Name:  Mark M. Green
                                                    Title: Vice President


                                               By:   /s/Marian Livingston
                                                     Name:  Marian Livingston
                                                     Title: Vice President



                                              UNION BANK


                                                By:  /s/Carl Stutzman
                                                     Name:     Carl Stutzman
                                                     Title:     Vice President


                                                 By:  /s/Jeffrey A. Cohen
                                                    Name: Jeffrey A. Cohen
                                                    Title:



                                               MEESPIERSON N.V.


                                                 By: /s/Darrell W. Holley
                                                     Name:Darrell W. Holley
                                                     Title:Vice President



                                               CHEMICAL BANK


                                                  By: /s/Delia Marin
                                                     Name: Delia Marin
                                                     Title: Assistant Manager